UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2018

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2788 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95051 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Fiscal Year 2019 Variable Compensation Plan
On March 7, 2018, the Compensation Committee of the Board of Directors of NVIDIA Corporation, or the Company, adopted the Variable Compensation Plan for Fiscal Year 2019, or the 2019 Plan, which provides eligible executive officers the opportunity to earn a variable cash payment based on the level of achievement by the Company of certain corporate performance goals, or the Performance Goals, during fiscal year 2019. The Company operates on a fiscal year ending on the last Sunday in January and designates its fiscal year by the year in which that fiscal year ends (e.g., fiscal year 2019 refers to the Company’s fiscal year ending January 27, 2019).

The Compensation Committee has set the Performance Goals for fiscal year 2019 based upon the achievement of specified fiscal year 2019 revenue and has established threshold, base operating plan, and stretch operating plan levels. An eligible participant’s variable cash compensation under the 2019 Plan will be based on the achievement by the Company of the Performance Goals.

Unless otherwise determined by the Compensation Committee, a participant must remain an employee through the payment date under the 2019 Plan to be eligible to earn an award.

The following table sets forth the respective target award opportunities for base operating plan achievement for the Company’s named executive officers under the 2019 Plan:

Named Executive Officer	Target Award Opportunity for Base Operating Plan Achievement	Target Award Opportunity for Base Operating Plan Achievement as a % of Fiscal Year 2019 Base Salary
Jen-Hsun Huang President and Chief Executive Officer	$1,100,000	110%
Colette M. Kress Executive Vice President and Chief Financial Officer	$300,000	33%
Ajay K. Puri Executive Vice President, Worldwide Field Operations	$650,000	68%
Debora Shoquist Executive Vice President, Operations	$250,000	29%
Timothy S. Teter Executive Vice President, General Counsel and Secretary	$250,000	29%

The 2019 Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the 2019 Plan.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Variable Compensation Plan - Fiscal Year 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: March 13, 2018	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary